Exhibit 99.1

FTI Consulting, Inc.

1101 K Street NW

Washington, DC 20005

+1.202.312.9100

Investor Contact

Mollie Hawkes

+1.617.747.1791

mollie.hawkes@fticonsulting.com

Media Contact

Matthew Clark

+1.202.728.8766

matthew.clark@fticonsulting.com

FTI Consulting Introduces Full-Year 2014 Guidance and Medium-Term Growth Targets at Investor Day

Washington, D.C., June 16, 2014 — FTI Consulting, Inc. (NYSE: FCN), the global business advisory firm dedicated to helping organizations protect and enhance their enterprise value, today announced in conjunction with its Investor Day, that the Company is providing updated financial guidance for the second quarter of 2014 and introducing financial guidance for the full year of 2014 as follows:

•	The Company updates its prior guidance for the second quarter of 2014 and now estimates that revenues will be between $445.0 million and $450.0 million and that Adjusted Earnings per diluted share (“Adjusted EPS”) will be between $0.49 and $0.55 for the quarter.

•	The Company estimates that revenues for full year 2014 will be between $1.73 billion and $1.77 billion and Adjusted EPS will be between $1.55 and $1.70. This Adjusted EPS range reflects management’s uncertainty that the strong first-half 2014 operating results experienced by the Forensic and Litigation Consulting and Technology segments can be sustained in the second half of 2014, as well as anticipated expenditures and investments in the Company’s businesses during the second half of 2014 in connection with its multi-year business plan.

The Company will also introduce its medium-term growth targets, announcing its objective to achieve Adjusted EPS for the full-years 2015 and 2016 of between $1.75 and $2.10 for 2015, and of not less than $2.50 for 2016.

Each of the 2014 guidance and the 2015 and 2016 medium-term growth targets assume no impacts from the acquisition of businesses or the repurchase of the Company’s shares. Adjusted EPS is a non-GAAP financial measure, as discussed below.

Commenting on the Company’s medium-term outlook, Steven H. Gunby, President and Chief Executive Officer of FTI Consulting said, “I, together with the rest of the FTI Consulting management team, have engaged in a multi-month review of each of our business segments and of our overall operations and strategies. We have assessed both the strong opportunities in front of us and the challenges we face and have developed concrete plans to implement changes across the Company. These are designed to build upon the power of our business and the excellence of our professionals in order to enhance our trajectory for the future. We have people with passion and commitment owning each of these changes with accountability and discipline, which gives us great confidence in our medium-term prospects. This process will take time to implement and likely will not yield noticeable, positive results in the short term, but I am confident that our efforts will put us on a positive path for all of our clients, employees, shareholders and other stakeholders.”

Investor Day

As previously announced, FTI Consulting will host its Investor Day today, June 16, 2014 at the New York Stock Exchange. The event, which is open to investors and analysts, will begin at 12:00 p.m. Eastern Time and conclude at approximately 4:00 p.m. Eastern Time.

FTI Consulting will post the presentation materials in advance of the Investor Day presentations on FTI Consulting’s Investor Day website at www.fticonsulting.com/investor-day and will file the presentation materials with the SEC on a Current Report on Form 8-K on the Investor Day. A webcast of the Investor Day will start promptly at 12:00 p.m. Eastern Daylight Time and will be available at www.fticonsulting.com/investor-day. A replay of the webcast, along with the presentation materials, will be made available at the same website for 30 days.

About FTI Consulting

FTI Consulting, Inc. is a global business advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory and economic environment. With more than 4,200 employees located in 26 countries, FTI Consulting professionals work closely with clients to anticipate, illuminate and overcome complex business challenges in areas such as investigations, litigation, mergers and acquisitions, regulatory issues, reputation management, strategic communications and restructuring. The Company generated $1.65 billion in revenues during fiscal year 2013. More information can be found at www.fticonsulting.com.

Note: We define Adjusted Earnings per Diluted Share (“Adjusted EPS”) as earnings per diluted share, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.

Safe Harbor Statement

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our 2014 financial results, our medium-term growth targets or other future financial results. When used in this press release, words such as “anticipates,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our 2014 financial results, our medium-term growth targets or other future financial results, are based upon our expectations at the time we make them and various assumptions. Our medium-term growth targets do not represent forecasted future results or financial guidance; rather, they reflect our medium-term growth objectives, developed on the basis of a comprehensive review of our businesses and reflecting our plans for the future. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

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